Statements of Operations (Unaudited) - USD ($)	3 Months Ended	9 Months Ended
	Sep. 30, 2017	Sep. 30, 2017
Revenue	$ 0	$ 0
General and administrative expenses	28,226	49,331
Operating loss	(28,226)	(49,331)
Interest income, net	40,750	39,645
Net income (loss)	$ 12,524	$ (9,686)
Basic and diluted net income (loss) per common unit (in Dollars per share)	$ 0.01	$ (0.02)
Weighted average common units outstanding - basic and diluted (in Shares)	1,409,731	475,074